Exhibit 10.4
BASIN ELECTRIC POWER COOPERATIVE WHOLESALE POWER CONTRACT
Agreement made as of April 5, 1962, between Basin Electric Power Cooperative (hereinafter called the "Seller"), a corporation organized and existing under the laws of the State of North Dakota, and East River Power Cooperative (hereinafter called the "Member”, a corporation organized and existing under the laws of the State of South Dakota.
WHEREAS, the Seller proposes to construct an electric generating plant or transmission system or both, and may purchase or otherwise obtain electric power and energy for the purpose, among others, of supplying electric power and energy to borrowers from the Rural Electrification Administration which are or may become members of the Seller; and
WHEREAS, the Seller contemplates the introduction of the power and energy of such proposed electric generating plant into the transmission system of the Bureau of Reclamation for delivery through facilities of the Bureau of Reclamation, including both transmission lines and substation equipment to its Members; and
WHEREAS, the Seller may, along with other electric cooperatives, enter into a contract with the Bureau of Reclamation to establish a "joint transmission system" including specifically described facilities, and contemplating additions to said joint transmission system under certain conditions, over which said joint transmission system Seller may deliver to Member power and energy under this contract; and
WHEREAS, the Seller has heretofore entered into or is about to enter into agreements for the sale of electric power and energy similar in form to this agreement with all of the borrowers which are members of the Seller, and may enter into similar contracts with other such borrowers who may become members; and
WHEREAS, the Member desires to purchase electric power and energy from the Seller on the terms and conditions herein set forth;
NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereto agree as follows:
l.    General. The Seller shall sell and deliver to the Member and the Member shall purchase and receive from the Seller the electric power and energy which the Member shall require in addition to power and energy available to the Member from the other power sources listed below; provided, however,
a.    The power and energy purchased hereunder shall be furnished in accordance with the normal load pattern of the Member's system;

b.    The maximum demand of the Member supplied by the Seller in the month when the simultaneous maximum demands of the Member and all other Member Cooperatives supplied by the Seller equal in the aggregate 88% of the test capabilities of the Seller's generating unit shall continue during the remainder of the contract term to be the amount of power and energy which the member shall be obligated to purchase and receive and the Seller shall be obligated to sell and deliver hereunder;
c.    Seller's obligation to furnish and the Member's obligation to receive and pay for electric power and energy hereunder shall commence upon completion of the generation and transmission facilities necessary for service hereunder and upon the availability to the Seller of necessary transmission and related facilities, including those of the Bureau of Reclamation;
d.    The Member shall have the right during the term of this Agreement to continue to obtain power and energy from the power sources and in the amounts listed below:

Bureau of Reclamation	110,000	kw
Member's Generating Plant	XXX	kw
Other	XXX	kw
provided, however, that if the Seller at any time and from time to time is unable to sell on a firm power rate basis the entire capacity of the Seller's generating unit, the Member shall reduce its purchases from the Bureau of Reclamation to the extent requested by the Seller and shall increase its purchases from the Seller in the amount of the requested reduction of purchases from the Bureau of Reclamation. The amount of reduction of Bureau of Reclamation power purchases which the Member shall be requested to make shall either
i.    bear the same ratio to the aggregate of the reductions which all Members shall be requested to make as the contract rate of delivery of the Member under its contract with the Bureau of Reclamation bears to the aggregate of the contract rates of delivery to all Members under their contracts with the Bureau of Reclamation; or
ii.    be such other amount as the Seller and the Member may agree upon in order to minimize the loss in wheeling payments from, and billing penalty payments to, the Bureau of Reclamation under all the Members' contracts with the Bureau of Reclamation.

To the extent that the reduction of power purchases from the Bureau of Reclamation by the Member pursuant to such request of the Seller results in:
i.     the loss of wheeling payments which otherwise would have been made to the Member by the Bureau of Reclamation, or
ii.    in the Member's becoming liable for billing penalty payments under its power contract with the Bureau of Reclamation which it would not have otherwise incurred, the amounts thereof shall be determined and the effects spread equitably among all the Members by means of a surcharge in the Rate Schedule.
e.    In addition to the supply under the preceding paragraph (d), the Member shall have the right to continue to purchase power and energy under the following contract(s) during the remainder of the term thereof and shall terminate such contract(s) as soon as it may legally do so if the Seller shall, with the approval or at the direction of the Administrator of the Rural Electrification Administration (hereinafter called the "Administrator"), so request: None
f.    The Seller shall not be obligated to supply power and energy hereunder to the Member in excess of that amount which, together with all amounts of power and energy supplied by the Seller to all other Members of the Seller, shall equal 88% of the test capability of the Seller's generating unit.
2.    Electric Characteristics and Delivery Point(s). Electric power and energy to be furnished hereunder shall be alternating current, three phase, sixty cycle. The Seller shall deliver such electric power and energy into the transmission system of the Bureau of Reclamation, and the Member shall receive such power and energy at the point(s) of delivery on the transmission system of the Bureau or the joint transmission system contemplated to be established by a Pooling Agreement between the Seller, Bureau and others, as shall be scheduled by the Member, and such other point or points as may be agreed upon by the Seller and the Member.
3.    Substation. Delivery of electric power and energy shall be through the necessary substation equipment at the point(s) of connection with the transmission system of the Bureau of Reclamation or the joint system. The Member shall own and maintain switching and protective equipment which may be reasonably necessary to enable the Member to take and use the electric power and energy hereunder.Meters and metering equipment shall be furnished, maintained and read by the Bureau of Reclamation and shall be located at the point of delivery on the low voltage side of such transforming equipment.

4.    Rate. (a) The Member shall pay the Seller for all electric power and energy furnished hereunder as the rates and on the terms and conditions set forth in Rate Schedule "A", attached hereto and made a part hereof.
(b) The Board of Directors of the Seller at such intervals as it shall deem appropriate, but in any event not less frequently than once in each calendar year, shall review the rate for electric power and energy furnished hereunder and under similar agreements with other Members and, if necessary, shall revise such rate so that it shall produce revenues which shall be sufficient, but only sufficient, with the revenues of the Seller from all other sources, to meet the cost of the operation and maintenance (including, without limitation, replacements, insurance, taxes and administrative and general overhead expenses) of the generating plant, transmission system and related facilities of the Seller, the cost of any power and energy purchased for resale hereunder by the Seller, the cost of transmission service, make payments on account of principal of and interest on all indebtedness of the Seller, and to provide for the establishment and maintenance of reasonable reserves. The Seller shall cause a notice in writing to be given to the Member and other Members of the Seller and the Administrator which shall set out all the proposed revisions of the rate with the effective date thereof, which shall be not less than thirty (30) nor more than forty-five (45) days after the date of the notice, and shall set forth the basis upon which the rate is proposed to be adjusted and established. The Member agrees that the rate from time to time established by the Board of Directors of the Seller shall be deemed to be substituted for the rate herein provided and agrees to pay for electric power and energy furnished by the Seller to it hereunder after the effective date any such revisions at such revised rates; provided, however, that no such revision shall be effective unless approved in writing by the Administrator.
5.    Meter Readings and Payment of Bills. Appropriate operating procedures shall be established to monthly determine the electric power and energy delivered and to be billed by Seller to the Member. Electric power and energy furnished hereunder shall be paid for at the office of the Seller in Bismarck, North Dakota, monthly within fifteen (15) days after the bill therefor is mailed to the Member. If the Member shall fail to pay any such bill within such fifteen-day period, the Seller may discontinue delivery of electric power and energy hereunder upon fifteen (15) days' written notice to the Member of its intention so to do.
6.    Meter Testing and Billing Adjustment. All meters shall be tested and calibrated as provided for in the contract between the Member and the Bureau of Reclamation. The Member shall request a special test of meters delivering power or energy to it under the Member's contract with the Bureau of Reclamation, upon the request of the Seller. If any special meter test made at the Seller's request shall disclose that the meters are recording accurately, the Seller shall reimburse the Member for the cost of such test. Meters registering not more than two per cent (2%) above or below normal shall be deemed to be accurate. The readings of any meter which shall have been disclosed by test to be inaccurate shall be corrected for the ninety (90) days previous to such test in accordance with the percentage of inaccuracy found by such test. If any meter shall fail to register for any period, the Member and the Seller shall agree as to the amount of energy furnished during such period and the Seller shall render a bill therefor.
7.     Notice of Meter Reading or Test. The Member shall notify the Seller in advance of the time of any meter reading or test so that the Seller's representative may be present at such meter reading or test.
8.    Right of Access. Duly authorized representatives of either party hereto shall be permitted to enter the premises of the other party hereto at all reasonable times in order to carry out the provisions hereof.
9.    Continuity of Service. The Seller shall use reasonable diligence to provide a constant and uninterrupted supply of electric power and energy hereunder. If the supply of electric power and energy shall fail or be interrupted, or become defective through act of God or of the public enemy, or because of accident, failure in the joint transmission system, labor troubles, or any other cause beyond the control of the Seller, the Seller shall not be liable therefor or for damages caused thereby.
10.    Term. This Agreement shall become effective only upon approval in writing by the Administrator and shall remain in effect until January 1, 2002, and thereafter until terminated by either party's giving to the other not less than six months' written notice of its intention to terminate. Subject to the provisions of Article I hereof, service hereunder and the obligation of the Member to pay therefor shall commence upon completion of the facilities necessary to provide service.

EXECUTED THE day and year first above mentioned.

Basin Electric Power Cooperative, Seller
By:	/s/ Arthur Jones
Name:	Arthur Jones
Title:	President

ATTEST
By:	/s/ Dennis Lindberg
Name:	Dennis Lindberg
Title:	Secretary

East River Electric Cooperative, Member
By:	/s/ Arthur Jones
Name:	Arthur Jones
Title:	President

ATTEST
By:	/s/ [illegible signature]
Name:	[illegible signature]
Title:	Secretary

To be attached to
Electric Service Contract between
BASIN ELECTRIC POWER COOPERATIVE
and its MEMBERS,
RATE SCHEDULE "A".
IT IS UNDERSTOOD that the rates, terms and conditions of this Rate Schedule “A" will be determined prior to commencement of service in accordance with Article 4(b) of the Agreement to which this Rate Schedule "A" is attached.

AMENDMENT TO
WHOLESALE POWER CONTRACT
by and between
BASIN ELECTRIC POWER COOPERATIVE
and
EAST RIVER ELECTRIC POWER COOPERATIVE, INC.
AGREEMENT made as of October 3    , 1968, between Basin Electric Power Cooperative (hereinafter called the "Seller"), a corporation organized and existing under the laws of the State of North Dakota, and East River Electric Power Cooperative, Inc. , (hereinafter called the "Member"), a corporation organized and existing under the laws of the State of South Dakota.
WHEREAS, the Seller has constructed an electric generating plant and transmission system and may construct additional generating capacity or purchase or otherwise obtain electric power and energy for the purpose, among others, of supplying electric power and energy to borrowers from the Rural Electrification Administration which are or may become members of the Seller; and
WHEREAS, the Seller has contracted for the introduction of the power and energy produced by such electric generating plant into the transmission system of the Bureau of Reclamation for delivery to its members through facilities of the Bureau of Reclamation, including both transmission lines and substation equipment; and
WHEREAS, the Seller, along with other electric cooperatives, has entered into a contract with the Bureau of Reclamation to establish a "Joint Transmission System" including specifically described facilities and contemplated additions to said joint transmission system under certain conditions, over which said joint transmission system Seller may deliver to Member electric service under this contract; and
WHEREAS, the Seller has heretofore entered into or is about to enter into agreements for the sale of electric service similar in form to this agreement with REA borrowers which are Class "A" members of the Seller, and may enter into similar contracts with other such borrowers which may be or become Class "A" members; and
WHEREAS, the Seller may construct delivery facilities to make delivery of power and energy to its Members in addition to delivery facilities of the Joint Transmission System; and
WHEREAS, the member has heretofore entered into a wholesale power contract with Seller (hereinafter referred to as the "Power Contract") dated April 5, 1962     , and the parties hereto desire to amend said Power Contract on the terms and conditions herein set forth:

NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereto agree as follows:
1.    Paragraph 1 of the Power Contract is hereby amended to read as follows:
"l.    General. The Seller shall sell and deliver to the Member and the Member shall purchase and receive from the Seller the electric power and energy which the Member shall require in addition to power and energy available to the Member from the other power sources listed below, to the extent that the Seller shall have such power and energy and facilities available, but not to exceed 254,485KW; provided, however, ** ** **
2.    Paragraph 1 (b) of the Power Contract is hereby deleted.
3.    Paragraph 1 (f) of the Power Contract is hereby deleted.
4.    Paragraph 10 of the Power Contract is hereby amended by deleting the date "January 1, 2002," in line 2 thereof, and substituting therefore the date "January 1, 2010".
5.    This Amendment to the Power Contract shall become effective when approved in writing by the Administrator of the Rural Electrification Administration.
EXECUTED the day and year first above mentioned.

Basin Electric Power Cooperative, Seller
		By:	/s/ Arthur Jones
ATTEST		Name:	Arthur Jones
By:	/s/ Dennis Lindberg	Title:	President
Name:	Dennis Lindberg
Title:	Secretary

East River Electric Power Coop, Member
		By:	/s/ Arthur Jones
		Name:	Arthur Jones
ATTEST		Title:	President
By:	/s/ [illegible signature]
Name:	[illegible signature]
Title:	Secretary

For information purposes, we show the amended and deleted sections as follows:
1. General. The Seller shall sell and deliver to the Member and the Member shall purchase and receive from the Seller the electric power and energy which the Member shall require in addition to power and energy available to the Member from the other power sources listed below; provided, however, ****
1.    (b) The maximum demand of the member supplied by the Seller in the month when the simultaneous maximum demands of the Member and all other Member cooperatives supplied by the Seller equal in the aggregate 88% of the test capabilities of the Seller's generating unit shall continue during the remainder of the contract term to be the amount of power and energy which the Member shall be obligated to sell and deliver hereunder;
1.    (f) The Seller shall not be obligated to supply power and energy hereunder to the Member in excess of that amount which, together with all amounts of power and energy supplied by the Seller to all other Members of the Seller, shall equal 88% of the test capability of the Seller's generating unit.
10. Term. This Agreement shall become effective only upon approval in writing by the Administrator and shall remain in effect until January 1, 2002, and thereafter until terminated by either party's giving to the other not less than six months' written notice of its intention to terminate. Subject to the provisions of Article I hereof, service hereunder and the obligation of the Member to pay therefor shall commence upon completion of the facilities necessary to provide service.

WHOLESALE POWER CONTRACT
by and between
BASIN ELECTRIC POWER COOPERATIVE
and
EAST RIVER ELECTRIC POWER COOPERATIVE, INC.

WHOLESALE POWER CONTRACT
by and between
BASIN ELECTRIC POWER COOPERATIVE
and
EAST RIVER ELECTRIC POWER COOPERATIVE, INC.
AGREEMENT made as of March 3, 1983, between Basin Electric Power Cooperative (hereinafter called the “Seller”), a corporation organized and existing under the laws of the State of North Dakota, and East River Electric Power Cooperative, Inc. (hereinafter called the "Member”), a corporation organized and existing under the laws of the State of South Dakota:
WHEREAS, the Seller has constructed electric generating plants and a transmission system and may construct additional generating capacity or purchase or otherwise obtain electric power and energy for the purpose, among others, of supplying electric power and energy to borrowers from the Rural Electrification Administration which are or may become members of the Seller; and
WHEREAS, the Seller has contracted for the introduction of the power and energy produced by such electric generating plant into the transmission system of the Western Area Power Administration (hereinafter called "WAPA"), successor to the Bureau of Reclamation for delivery through facilities of WAPA, including both transmission lines and substation equipment to its Members; and
WHEREAS, the Seller, along with other electric cooperatives, has entered into a contract with WAPA to establish a "Joint Transmission System" including specifically described facilities and contemplating additions to said Joint Transmission System under certain conditions, over which said Joint Transmission System Seller may deliver to Member electric service under this contract; and
WHEREAS, the Seller has heretofore entered into or is about to enter into agreements for the sale of electric service similar in form to this agreement with REA borrowers which are Class "A" members of the Seller, and may enter into similar contracts with other such borrowers which may be or become Class "A" members; and
WHEREAS, the Seller may construct delivery facilities to make delivery of power and energy to its Members in addition to delivery facilities of the Joint Transmission System; and
WHEREAS, the Member has heretofore entered into a wholesale power contract with Seller (hereinafter referred to as the “Power Contract") dated April 5, 1962, and amended October 3, 1968, and the parties hereto desire to terminate said Power Contract and amendments thereto on the terms and conditions herein set forth:

NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereto agree as follows:
1.    GENERAL. The Seller shall sell and deliver to the Member and the Member shall purchase and receive from the Seller the electric power and energy which the Member shall require in addition to power and energy available to the Member from other power sources listed below to the extent that the Seller shall have such power and energy and facilities available provided, however:
(a)    the power and energy purchased hereunder shall be furnished in accordance with the load pattern of the Member system;
(b)    Seller's obligation to furnish and the Member's obligation to receive and pay for electric power and energy hereunder shall commence upon completion of the generation and transmission facilities necessary for service hereunder and upon availability to the Seller of necessary transmission and related facilities including those of WAPA;
(c)    the member shall have the right during the term of this Agreement to continue to obtain power and energy from the Western Area Power Administration-Contract Rate of Delivery together with such hydro allocation or contract rate of delivery granted or assigned to Member by WAPA from time to time. (It is recognized by the Seller and Member that the Parties' obligation hereunder may be affected by the Public Utility Regulatory Policies Act of 1978 and amendments thereto).
2.    Electric Characteristics and Delivery Point(s). Electric power and energy to be furnished hereunder shall be alternating current, three phase, sixty cycle. The Seller shall deliver such electric power and energy into the transmission system of WAPA, and the Member shall receive such power and energy at the point(s) of delivery on the transmission system of WAPA or the Joint Transmission System established by a Pooling Agreement between the Seller, WAPA and others, and at such other point or points as may be agreed upon by the Seller and the Member.
3.    Substation. Delivery of electric power and energy shall be through the necessary substation equipment at the point(s) of connection with the transmission system of WAPA or the Joint Transmission System. The Member shall own and maintain switching and protective equipment which may be reasonably necessary to enable the Member to take and use the electric power and energy hereunder. Meters and metering equipment shall be furnished, maintained and read by the WAPA and shall be located at the point of delivery on either the high or low voltage side of such transforming equipment.

4.    Rate. (a) The Member shall pay the Seller for all electric power and energy furnished hereunder at the rates and on the terms and conditions set forth in Rate Schedule "A", and shall be entitled to such credits provided in Exhibit "B", attached hereto and made a part hereof.
(b) The Board of Directors of the Seller at such intervals as it shall deem appropriate, but in any event not less frequently than once in each calendar year, shall review the rate for electric power an energy furnished hereunder and under similar agreements with other Members and, if necessary, shall revise such rate so that it shall produce revenues which shall be sufficient, but only sufficient, with the revenues of the Seller from all other sources, to meet the cost of the operation and maintenance (including, without limitation, replacements, insurance taxes and administrative and general overhead expenses) of the generating plant, transmission system and related facilities of the Seller, the cost of any power and energy purchased for resale hereunder by the Seller, the cost of transmission service, make payments on account of principal of and interest on all indebtedness of the Seller, and to provide for the establishment and maintenance of reasonable reserves. The Seller shall cause a notice in writing to be given to the Member and other Members of the Seller and the Administrator which shall set out all the proposed revisions of the rate with the effective date thereof, which shall be not less than thirty (30) nor more than forty five (45) days after the date of the notice and shall set forth the basis upon which the rate is proposed to be adjusted and established. The Member agrees that the rate from time to time established by the Board of Directors of the Seller shall be deemed to be substituted for the rate herein provided and agrees to pay for electric power and energy furnished by the Seller to it hereunder after the effective date any such revisions at such revised rates; provided, however, that no such revision shall be effective unless approved in writing by the Administrator.
5.    Meter Readings and Payment of Bills. Appropriate operating procedures shall be established to monthly determine the electric power and energy delivered and to be billed by Seller to the Member. Electric power and energy furnished hereunder shall be paid for at the office of the Seller in Bismarck, North Dakota, monthly within fifteen (15) days after the bill therefore is mailed to the Member. If the Member shall fail to pay any such bill within such fifteen-day period, the Seller may discontinue delivery of electric power and energy hereunder upon fifteen (15) days' written notice to the Member of its intention so to do.
6.    Meter Testing and Billing Adjustment. All meters shall be tested and calibrated as provided for in the contract between the Member and WAPA. The Member shall request a special test of meters delivering power or energy to it under the Member's contract with WAPA, upon the request of the Seller. If any special meter test made at the Seller's request shall disclose that the meters are recording accurately, the Seller shall reimburse the Member for the cost of such test. Meters registering not more than two percent (2%) above or below normal shall be deemed to be accurate. The readings of any meter which shall have been disclosed by test to be inaccurate shall be corrected for the ninety (90) days previous to such test in accordance with the percentage of inaccuracy found by such test. If any meter shall fail to register for any period, the Member and the Seller shall agree as to the amount of energy furnished during such period and the Seller shall render a bill therefore.
7.    Notice of Meter Reading or Test. The Member shall notify the Seller in advance of the time of any meter reading or test so that the Seller's representative may be present at such meter reading or test.
8.    Right of Access. Duly authorized representatives of either party hereto shall be permitted to enter the premises of the other party hereto at all reasonable times in order to carry out the provisions hereof.
9.    Continuity of Service. The Seller shall use reasonable diligence to provide a constant and uninterrupted supply of electric power and energy hereunder. If the supply of electric power and energy shall fail or be interrupted, or become defective through act of God or of the public enemy, or because of accident, failure in the joint transmission system, labor troubles, or any other cause beyond the control of the Seller, the Seller shall not be liable therefore or for damages caused thereby.
10.    Term. This Agreement shall become effective only upon approval in writing by the Administrator and shall remain in effect until January 1, 2020, and thereafter until terminated by either party's giving to the other not less than six months' written notice of its intention to terminate. Subject to the provisions of Article 1 hereof, service hereunder and the obligation of the Member to pay therefore shall commence upon completion of the facilities necessary to provide service.
11.    This Power Contract and any Amendment thereto shall become effective when approved in writing by the Administrator of the Rural Electrification Administration. Upon the approval of the Administrator and effectiveness of this contract, the wholesale Power Contract between the parties hereto dated April 5, 1962, and all amendments thereto shall terminate, and this contract shall be substituted therefore.
EXECUTED THE day and year first above mentioned.

Basin Electric Power Cooperative, Seller
	By:	/s/ Dennis Lindberg
(SEAL)	Name:	Dennis Lindberg
	Title:	President

ATTEST
By:	/s/ Clarence Welander
Name:	Clarence Welander
Title:	Secretary

East River Electric Power Cooperative, Member
By:	/s/ Virgil Fodness
Name:	Virgil Fodness
Title:	President

ATTEST
By:	/s/ Dwight Nylund
Name:	Dwight Nylund
Title:	Secretary

EXHIBIT B
CREDITS
In consideration of the Member purchasing from the Seller its electric power and energy requirements hereunder, the Member shall be granted the credit(s) set forth in Seller's policy, “Member Financing of Shares of Basin Electric Facilities” adopted by the board of directors of Seller on the 12th day of July, 1978 as evidenced by Resolution No. R2.7-78. The Member shall receive such credit(s) when it has arranged or obtained a source of financing for electric capacity and energy for Seller or transmission or transformation facilities or both and transmission and transformation services or both used by the Seller which will be funded in whole or in part by a third party including but not limited to Heartland Consumers Power District or financed directly or indirectly by the Member.
Such policy and Resolution No. R2.7-78 are attached hereto and made a part hereof as set forth in full herein.
The terms and conditions of such policy shall remain an integral part of this Agreement notwithstanding the recision of, or amendment to such policy. Such policy shall remain as part of the terms and conditions of this Agreement for the term hereof or until this Agreement is amended in writing by the parties hereto.
Notwithstanding the effective date provided in Seller's Policy R2.7-78 such Policy shall become effective between the Parties hereto upon the approval of this Agreement by the Administrator of the Rural Electrification Administration.

Exhibit B (Credits)

Basin Electric Power Cooperative, Seller
	By:	/s/ Dennis Lindberg
(SEAL)	Name:	Dennis Lindberg
	Title:	President

ATTEST
By:	/s/ Clarence Welander
Name:	Clarence Welander
Title:	Secretary

East River Electric Power Cooperative, Member
By:	/s/ Virgil Fodness
Name:	Virgil Fodness
Title:	President

ATTEST
By:	/s/ Dwight Nylund
Name:	Dwight Nylund
Title:	Secretary

AGREEMENT TO REVISE AND SUBSTITUTE
PAGE 3 OF
WHOLESALE POWER CONTRACT
This Agreement made as of this 13th day of October 1983 between Basin Electric Power Cooperative, a North Dakota electric cooperative corporation (Basin Electric) and East River Electric Power Cooperative, Inc., a South Dakota cooperative corporation (East River):
W I T N E S S E T H :
WHEREAS, Basin Electric and East River entered into a wholesale power contract dated as of March 3, 1983 (Wholesale Power Contract); and
WHEREAS, by its terms, said Wholesale Power Contract was to become effective only upon approval in writing by the Administrator of the Rural Electrification Administration:
WHEREAS, Basin Electric and East River have agreed to revise the third page of the Wholesale Power Contract; and
NOW THEREFORE, in consideration of the mutual undertakings contained herein and in the Wholesale Power Contract, Basin Electric and East River agree as follows:
1.     Attached hereto as Exhibit A is a revised Page 3 to the Wholesale Power Contract.
2.    The terms of said revised Page 3 are agreeable to Basin Electric and East River.
3.    Page 3 of the Wholesale Power Contract is hereby deleted and Exhibit A is hereby substituted therefore.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly authorized, executed and attested as of the date first above mentioned.

SEAL	Basin Electric Power Cooperative
	By:	/s/ Dennis Lindberg
	Name:	Dennis Lindberg
	Title:	President

Attest:	/s/ Clarence Welander
Name:	Clarence Welander
Title:	Secretary

SEAL	East River Electric Power Cooperative
	By:	/s/ Virgil Fodness
	Name:	Virgil Fodness
	Title:	President

Attest:	/s/ Dwight Nylund
Name:	Dwight Nylund
Title:	Secretary

Exhibit A
available to the Member from other power sources listed below to the extent that the Seller shall have such power and energy and facilities available provided, however:
(a)    the power and energy purchased hereunder shall be furnished in accordance with the load pattern of the Member system;
(b)    Seller's obligation to furnish and the Member's obligation to receive and pay for electric power and energy hereunder shall commence upon completion of the generation and transmission facilities necessary for service hereunder and upon availability to the Seller of necessary transmission and related facilities including those of WAPA;
(c)    the Member shall have the right during the term of this Agreement to continue to obtain power and energy from the Western Area Power Administration at the Contract Rate of Delivery, together with such hydro allocation or contract rate of delivery possessed by, granted or assigned to (i)a new member of this Member which has assigned its allocation to the Member, or (ii) to a member of this Member which acquires an additional Western Area Power Administration allocation and assigns it to this Member. It is agreed by the Parties hereto that should Western Area Power Administration make additional hydro firm power available to its customers, the Member shall be entitled to its proportionate share thereof. (It is recognized by the Seller and Member that the Parties' obligations hereunder may be affected by the Public Utility Regulatory Policies Act of 1978 and amendments thereto).
2.    Electric Characteristics and Delivery Point(s). Electric power and energy to be furnished hereunder shall be alternating current, three phase, sixty cycle. The Seller shall deliver such electric power and energy into the transmission system of WAPA, and the Member shall receive such power and energy at the point(s) of
Revised and substituted per agreement dated as of 10/13/83

AMENDMENT TO
WHOLESALE POWER CONTRACT
BY AND BETWEEN
BASIN ELECTRIC POWER COOPERATIVE
AND
EAST RIVER ELECTRIC POWER COOPERATIVE, INC.
This Amendment to Wholesale Power Contract is made as of this 1st day of December, 1994, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58501 (Basin Electric), a North Dakota electric cooperative corporation, and East River Electric Power Cooperative, Inc., a South Dakota cooperative whose principal place of business is located in or near Madison, South Dakota (hereinafter Member).
W I T N E S S E T H :
WHEREAS, Basin Electric and Member have heretofore entered into a certain Wholesale Power Contract dated as of April 5, 1962, as amended (Wholesale Contract); and
WHEREAS, Basin Electric is seeking certain additional loans or loan guarantees (Loans) from the United States acting through the Administrator (Administrator) of the Rural Electrification Administration or its successor agency (REA); and
WHEREAS, as a condition to such Loans, the Administrator has required that the Wholesale Contract and other similar contracts between Basin Electric and other members be amended; and
NOW THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereby agree as follows:
I.    The recitals contained in the Wholesale Contract are deleted and the following recitals are inserted in lieu thereof:
WHEREAS, Seller presently owns and operates electric generating plants, a transmission system and associated facilities, and has entered into contracts with others to provide for transmission facilities or service or otherwise obtain electric capacity and energy for the purpose, among others, of supplying electric capacity and energy to borrowers from the Rural Electrification Administration (REA) which are or may become members of Sell er; and
WHEREAS, Seller has financed and may, in the future, finance new facilities in whole or in part through loans made or guaranteed by the United States of America (hereinafter called the Government), acting through the Administrator; and
WHEREAS, the indebtedness created by such loans and loan guarantees made by the Government is evidenced, and, with respect to future indebtedness, shall be evidenced by certain notes (hereinafter collectively called the Notes), secured by that Consolidated Mortgage and Security Agreement made by and among Basin Electric Power Cooperative, Mortgagor, and the United States of America, St. Paul Bank for Cooperatives, The First National Bank
of Chicago, as Trustee, Fund Asset Management, Inc., and Morgan Guaranty Trust Company of New York, as Agent, Mortgagees, dated as of November 1, 1984. (Said Consolidated Mortgage and Security Agreement as it may have heretofore been, or hereafter be, amended, supplemented and/or restated from time to time being hereinafter called the Mortgage); and
WHEREAS, this Agreement and payments due to Seller under this Agreement will be pledged and assigned to secure the Notes, as provided in the Mortgage or other notes pursuant to other financial arrangements; and
WHEREAS, Member acknowledges that Seller and the Government are relying on this commitment from Member, and similar commitments from all other members having similar contracts, to purchase capacity and energy for its present and future load requirements hereunder to provide for (a) the financing of Seller's facilities, (b) the development of an organization to serve Member and (c) for a long-term planning and power supply acquisition program; and
WHEREAS, the Government is relying on this Agreement and similar contracts between Seller and other borrowers from the Rural Electrification Administration to assure that the Notes are repaid and the purposes of the Rural Electrification Act of 1936, as amended, are carried out and Seller and Member by executing this Agreement, acknowledge that reliance;
II.    The provision of the Wholesale Contract entitled Rate (Section 4 of the Wholesale Contract) is deleted and the following paragraphs are inserted in lieu thereof:
RATE. Member shall pay Seller for all electric power and energy furnished hereunder at the rates and on the terms and conditions set forth in Rate Schedule

“A”, attached hereto and made a part hereof, as the same may be modified from time to time by Seller.
The Board of Directors of Seller at such intervals as it shall deem appropriate, but in any event not less frequently than once in each calendar year, shall review the rate for electric capacity and energy furnished hereunder and under similar contracts with other members, and, if necessary, shall revise such rate so that it shall produce revenues which shall be sufficient, but only sufficient, with the revenues of Seller from all other sources, to meet the cost of the operation and maintenance (including, without limitation, replacement, insurance, taxes and administrative and general overhead expenses) of the generating plants, the transmission system and related facilities of Seller, the cost of any capacity and energy purchased for resale hereunder by Seller, the cost of transmission service, the cost of lease payments; interest expense and depreciation expense of Seller, and to provide for the establishment and maintenance of reasonable reserves. Seller shall cause a notice in writing to be given to Member and other members of Seller and the Administrator which shall set out all of the proposed revisions of rate with the effective date hereof, which shall not be less than thirty (30) nor more than forty-five (45) days after the date of the notice, and shall set forth the basis upon which the rate is proposed to be adjusted and established. The Member agrees that the rate from time to time established by the Board of Directors of Seller shall be deemed to be substituted for the rate herein provided and agrees to pay for electric capacity and energy furnished by Seller to it hereunder after the effective date of any such revision at such revised rates; provided, however, that no such revision shall be effective unless approved in writing by the Administrator.
III.    The following additional sections are inserted in the Wholesale Contract:
TRANSFER BY THE MEMBER. The Member agrees that during the term of this Agreement, so long as any of the Notes are outstanding, the Member will not, without the approval in writing of Seller and the Administrator, take or suffer to be taken any steps for reorganization or to consolidate with or merge into any organization, or to sell, lease or transfer (or make any agreement therefor) all or a substantial portion of its assets, whether now owned or hereafter acquired. Notwithstanding the foregoing, Member may take or suffer to be taken any steps for reorganization or to consolidate or merge into any corporation or to sell, lease or transfer (or make any agreement therefor) all or a substantial portion of its assets, whether now owned or hereafter acquired, so long as Member shall pay such portion of the outstanding indebtedness on the Notes, as well as other obligations and commitments of Seller at the time existing, as shall be determined by Seller with the prior written consent of the Administrator and shall otherwise comply with such reasonable terms and conditions as the Administrator and Seller shall require.
SPECIFIC PERFORMANCE. Seller and Member agree that the failure or threatened failure of Member to comply with the terms of the immediately preceding paragraph entitled Transfer by Member will cause irreparable injury to Seller and to the Government which cannot properly or adequately be compensated by the mere payment of money. Member agrees, therefore, that in the event of a breach or threatened breach by Member of the paragraph entitled Transfer by the Member, of this Agreement, that Seller, in addition to any other remedies that may be available to it judicially, shall have the right to obtain from any competent court a decree enjoining such breach or threatened breach of said paragraph and providing for the terms of said paragraph to be specifically enforced.
IV.    The provision entitled “term” in the Wholesale Contract, as amended, is hereby amended by deleting the date appearing therein and substituting the date “December 31, 2039“.
V.    Except as amended hereby, the provision of the Wholesale Contract shall remain in full force and effect; provided, however, that to the extent any of the amending provisions hereof shall conflict with any other provision of the Wholesale Contract, this Amendment shall supersede such provision.
Executed as of the day and year first above written.

Basin Electric Power Cooperative
	By:	/s/ Bill Wagner
(SEAL)	Name:	Bill Wagner
	Title:	President

Attest:	/s/ William Keller
Name:	William Keller

(SEAL)	East River Electric Power Cooperative, Inc.
	By:	/s/ Wayne Wright
	Name:	Wayne Wright
	Title:	President

Attest:	/s/ Keith Kleppen
Name:	Keith Kleppen

SUPPLEMENTAL AGREEMENT
THIS AGREEMENT, made this 1st day of December:    , 1994, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58501 (hereinafter called Basin Electric), an electric cooperative corporation organized and existing under the laws of the State of North Dakota, and East River Electric Power Cooperative, Inc., organized and existing under the laws of the State of South Dakota, with its principal office at 121 Southeast First Street, Madison, South Dakota 57042 (hereinafter called Member), and the United States of America (hereinafter called the Government), acting through the Administrator of the Rural Electrification Administration (hereinafter called the Administrator).
W I T N E S S E T H :
WHEREAS, Basin Electric and Member have entered into a contract for the purchase and sale of electric power and energy; which contract is attached hereto and is hereinafter called the Power Contract; and
WHEREAS, the execution of the Power Contract between Member and Basin Electric is subject to the approval of the Administrator under the terms of the loan contracts entered into with the Administrator by Basin Electric and Member, respectively; and
WHEREAS, the Government is relying on said Power Contract and similar contracts between Basin Electric and other borrowers from the Rural Electrification Administration to assure that the “Notes” referred to in the Power Contract are repaid and the purposes of the Rural Electrification Act of 1936, as amended, are carried out and Basin Electric and Member by executing this Supplemental Agreement, acknowledge that reliance;
NOW, THEREFORE, in consideration of the mutual undertakings herein contained, and the approval of the Administrator of the Power Contract, the parties hereto agree as follows:
Basin Electric, Member and the Administrator agree that if Member shall fail to comply with any provisions of the Power Contract, Basin Electric, or the Administrator, if the Administrator so elects, shall have the right to enforce the obligations of Member under the provisions of the Power Contract by instituting all necessary actions at law or suits in equity, including, without limitation, suits for specific performance. Such rights of the Administrator to enforce the provisions of the Power Contract are in addition to and shall not limit the rights which the Administrator shall otherwise have as third-party beneficiary of the Power Contract or pursuant to the assignment and pledge of such Power Contract and the payments required to be made thereunder as provided in the “Mortgage” referred to in the Power Contract. The Government shall not, under any circumstances, assume or be bound by the obligations of Basin Electric under the Power Contract except to the extent the Government shall agree in writing to accept and be bound by such obligations.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above mentioned.

Basin Electric Power Cooperative
(SEAL)	By:	/s/ Bill Wagner
	Title:	President
	Dated:	December 16, 1994

Attest:	/s/ William Keller
Title:	Secretary

East River Electric Power Cooperative
(SEAL)	By:	/s/ Wayne Wright
	Title:	President
	Dated:	December 1, 1994

Attest:	/s/ Keith Kleppen
Title:	Secretary

United States of America
By:	/s/ [illegible signature]
Title:	Administrator of the Rural Electrification Administration

BASIN ELECTRIC POWER COOPERATIVE

1717 EAST INTERSTATE AVENUE BISMARCK, NORTH DAKOTA 58503-0564 PHONE 701-223-0441 FAX: 701/224-5336

December 2, 2002
Mr. Jeffrey L. Nelson Manager
East River Electric Power Cooperative
P.O. Box 227
Madison, SD 57042-0227
Dear Mr. Nelson:
Recently we have been visiting with your staff on establishing an electric power billing due date between Basin Electric and East River. Based on the premise that it be mutually agreeable between East River Electric Power Cooperative and Basin Electric Power Cooperative, a firm payment date is established as the first working day of each month by wire transfer.
This agreement will be effective with the November 2002 power billing, which will be due and payable January 2, 2003.
If you are in agreement with the above, please sign both letter agreements, keep one for your files, and return one to Basin Electric.
Sincerely,

Basin Electric Power Cooperative
By:	/s/ Wayne Backman
Name:	Wayne Backman

East River Electric Power Cooperative
By:	/s/ Greg Hollith
Title:	Assistant General Manager-Admin.
Date:	February 12, 2003

Equal Employment Opportunity Employer

AMENDMENT TO
WHOLESALE POWER CONTRACT
BY AND BETWEEN
BASIN ELECTRIC POWER COOPERATIVE
AND
EAST RIVER ELECTRIC POWER COOPERATIVE, INC.
This Amendment to Wholesale Power Contract is made as of this 15th day of August, 2006, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58501 (Seller), a North Dakota electric cooperative corporation, and East River Electric Power Cooperative (Member), a South Dakota cooperative whose principal place of business is located in or near Madison, South Dakota.
WITNESSETH:
WHEREAS, Seller and Member entered into a certain Wholesale Power Contract dated as of April 5, 1962, as amended (Wholesale Contract); and
WHEREAS, Seller and Member are entering into this Agreement to extend the term of their Wholesale Contract;
NOW THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereby agree as follows:
I.    Section 10 of the Wholesale Contract as amended by the Amendment to Wholesale Power Contract on December 1, 1994, Section IV, is hereby amended by deleting the date "December 31, 2039", and substituting the date "December 31, 2058".
II.    This agreement is subject to the approval of the Administrator of the Rural Utilities Services.
Executed as of the day and year first above written.

Basin Electric Power Cooperative
	By:	/s/ Wayne L. Child
	Name:	Wayne L. Child
(SEAL)	Title:	President

ATTEST
By:	/s/ Kermit Pearson
Name:	Kermit Pearson
Title:	Secretary

East River Electric Power Cooperative, Inc.
	By:	/s/ Wayne Wright
	Name:	Wayne Wright
(SEAL)	Title:	President

ATTEST
By:	/s/ James Ryken
Name:	James Ryken

SUPPLEMENT AND AMENDMENT TO
WHOLESALE POWER CONTRACT
BY AND BETWEEN
BASIN ELECTRIC POWER COOPERATIVE
AND
EAST RIVER ELECTRIC POWER COOPERATIVE, INC.
This Supplement and Amendment to Wholesale Power Contract is made as of this 17th day of March, 2008, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58501 (Seller), a North Dakota electric cooperative corporation, and East River Electric Power Cooperative, Inc. (Member), a South Dakota cooperative whose principal place of business is 121 SE First Street, Madison, South Dakota 57042.
WITNESSETH:
WHEREAS, Seller and Member entered into a Wholesale Power Contract (Contract), as amended from time to time in the following documents:
1.    Basin Electric Power Cooperative Wholesale Power Contract dated April 5, 1962;
2.    Amendment to Wholesale Power Contract dated October 3, 1968;
3.    Amendment to Wholesale Power Contract dated March 3, 1983;
4.    Agreement to Revise and Substitute Page 3 of Wholesale Power Contract dated October 13, 1983;
5.    Supplemental Agreement dated December 1, 1994;
6.    Amendment to Wholesale Power Contract dated December 1, 1994; and
7.    Amendment to Wholesale Power Contract dated August 15, 2006.
WHEREAS, the Member has entered into Supplemental Wholesale Power Contracts (Exhibit VI) individually with Agralite Electric Cooperative on April 26, 2007 (Agralite), Meeker Cooperative Light and Power Association on April 26, 2007 (Meeker), Redwood Electric Cooperative on April 24, 2007 (Redwood) and South Central Electric Association on April 24, 2007 (South Central) (Agralite, Meeker, Redwood and South Central), Minnesota rural electric cooperatives, to provide for the supplemental power and energy requirements of Agralite, Meeker, Redwood and South Central above the fixed amount of power and energy purchased from Great River Energy (GRE) and Western Area Power Administration (Western);
WHEREAS, pursuant to the Amended and Restated Power Purchase Contract between Agralite, Meeker, Redwood and South Central (individually} and GRE dated August 1, 2004 (hereinafter referred to as the "PPC"), Agralite, Meeker, Redwood and South Central gave individual notice during April, 2007 to GRE to fix Agralite, Meeker, Redwood and South Central's power and energy deliveries from GRE as of May 1, 2009; and

WHEREAS, the Seller agrees to provide the electric power and energy to the Member to meet its obligations to Agralite, Meeker, Redwood and South Central on the terms and conditions herein set forth.
NOW THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereby agree as follows:
1.    EFFECT ON WHOLESALE POWER CONTRACT
Except as specifically provided for herein, the following terms and conditions apply only for all power and energy provided by Seller to Member to serve Agralite, Meeker, Redwood and South Central per Section 2A. To the extent any of the provisions herein differ from the applicable language in the Contract, as amended and supplemented, the provisions herein govern for sales by Member to Agralite, Meeker, Redwood and South Central. Except as amended hereby, the provisions of the Contract remain in full force and effect.
2.    GENERAL
A.    The Seller shall sell and deliver to the Member and the Member shall purchase and receive from the Seller the electric power and energy which Agralite, Meeker, Redwood and South Central shall require, in Agralite, Meeker, Redwood and South Central's historically defined service territory as of the date of this Supplement Agreement, in addition to the power and energy available to Agralite, Meeker, Redwood and South Central from GRE and Western, as provided below, to the extent that the Seller has the power and energy available. The term "historically defined service territory" shall, for the purposes of this Supplement and Amendment, be defined as all areas, including such areas not currently served by Agralite, Meeker, Redwood and South Central, located within the exterior boundary lines of Agralite, Meeker, Redwood and South Central's established service territory as of the date of this Supplement and Amendment.
B.    Agralite, Meeker, Redwood and South Central shall, during the term of this Supplement and Amendment, continue to obtain power and energy from GRE in the Baseline Quantities to be established as of May 1, 2009, per Section 1.2 of the GRE PPC (Exhibit I) in effect as of the date of this Supplement and Amendment, hereinafter referred to as "GRE Policies and Procedures" (Exhibit II). The Western power and energy that is administered by GRE on behalf of Agralite, Meeker, Redwood and South Central is a part of the Baseline Quantities referenced herein.
C.    The Baseline Quantities shall consist of "Monthly Firm Reportable Power'', "Monthly Firm Billable Power", "Monthly Energy", "Monthly Interruptible Power" and "Monthly Interruptible Energy" as defined in the GRE PPC and the GRE Policies and Procedures.
D.    (1) In the event Agralite, Meeker, Redwood or South Central elect to reduce the Baseline Quantities per Section 1.2.15 of the GRE PPC, Seller, at its sole discretion, shall determine whether it will sell and deliver that additional power to the Member per Section 2A.
(2)    In the event Western reduces its allocation to Agralite, Meeker, Redwood or South Central, prior to the extension of a Western contract (Exhibit Ill), and GRE reduces the Baseline Quantities, Seller will supply the reduced Baseline Quantities per Section 7, Rates, in this Supplement and Amendment.
(3)    In the event a Western contract (Exhibit Ill) is not extended, and the GRE Baseline Quantities are reduced, Seller will supply the reduced Baseline Quantities at rates consistent with similarly situated Members.
3.    ELECTRIC.CHARACTERISTICS
Electric capacity and energy to be furnished hereunder shall be alternating current, three-phase, 60 hertz.
4.    POINTS OF DELIVERY
Seller shall deliver the electric power and energy to the GRE/Xcel Energy transmission system at points of interconnection with the Western Area Power Administration/Basin Electric/Heartland Integrated System (hereinafter referred to as "IS") per Exhibit IV or where the IS delivers electric power and energy to the Midwest Independent System Operator (MISO).
5.    TRANSMISSION SERVICE
A.    Seller shall obtain and pay the costs of transmission service to the Points of Delivery.
B.    Seller and Member agree that the Member has the obligation to obtain transmission from the Points of Delivery to the Load Metering Points. Member shall pay the cost of transmission service from the Points of Delivery to the Load Metering Points currently pursuant to the Transmission Service Contract between GRE and Agralite, Meeker, Redwood and South Central (individually) effective January 1, 1999 (Exhibit V). The Seller and the Member further agree as follows:
(1)    Congestion Cost. Seller shall be responsible for congestion costs from the Points of Delivery to the Load Metering Points for power and energy deliveries, which Member receives from Seller under this Supplement and Amendment. Seller shall also be responsible for costs and/or receipts associated with Seller-approved Financial Transmission Rights (FTR).
(2)    Losses. The Member shall be responsible for all energy requirements and monetary costs related to transmission losses from the Points of Delivery to the Load Metering Points.
(3)    Transmission Facility Improvements. To the extent that the Member is assessed transmission upgrade costs due to the addition of Direct Assignment Facilities specifically associated with and due to transmission from the Points of Delivery to the Load Metering Points, then the Seller shall be responsible for such costs. Direct Assignment Facilities are those facilities or portions of facilities that are constructed by a transmission provider for the sole use/benefit of a particular transmission customer requesting service under an open-access transmission tariff and are not otherwise included within any transmission tariff.

6.    METERING
A.    Load Metering Points. The Load Metering Points shall be the points where, pursuant to Agralite, Meeker, Redwood and South Central's Transmission Service Contracts with GRE (Exhibit V), GRE delivers the power and energy to Agralite, Meeker, Redwood and South Central. Meters and metering equipment shall be furnished, maintained and read as provided for in Agralite, Meeker, Redwood and South Central's Transmission Service Agreements with GRE (Exhibit V).
B.    Meter Readings and Payment of Bills. Appropriate operating procedures shall be established to monthly determine the electric power and energy delivered and to be billed by Seller to the Member. Electric power and energy furnished hereunder shall be paid for by immediately available funds, to the Seller's account, as directed, monthly within fifteen (15) days after the bill is mailed to the Member. Payments not received by the Seller within twenty (20) calendar days following the mailing of the bill to the Member will be assessed an interest charge in accordance with the terms of the Seller's policy on late payment of Member power bills. If there is a dispute between Seller and Member over the amount due under any power bill, Member shall nevertheless pay the full amount billed by Seller and then proceed to resolve the dispute in any manner available to it under this Agreement or law. In the event the Seller shall be found to have charged in excess of that properly chargeable hereunder, the Seller shall refund such amount, together with interest, at a rate equal to the interest rate charged by Seller on late payment of power bills. If the Member shall fail to pay any such bill within the fifteen (15) days after the bill is mailed, the Seller may discontinue delivery of electric power and energy hereunder upon fifteen (15) days written notice to the Member of its intention to do so.
C.    Meter Testing and Billing Adjustment. All meters shall be tested and calibrated as provided for in Agralite, Meeker, Redwood and South Central's Transmission Service Agreement with GRE (Exhibit V). Upon the request of Seller, the Member shall request a special test of meter(s) delivering power and energy at the Load Metering Points to the Member under Exhibit V. If any special meter tests made at the Seller's request shall disclose that the meters are recording accurately, the Seller shall reimburse the Member for the cost of such tests. Meters registering not more than 2% above or below normal shall be deemed to be accurate. Readings of any meter that shall have been disclosed by test to be inaccurate shall be corrected for the ninety (90) days previous to such test in accordance with the percentage of inaccuracy found by such tests. If any meter shall fail to register for any period, the Member and Seller shall agree to the amount of power and energy furnished during such period and the Seller shall render a bill therefore.
D.    Notice_of Meter Reading or Test. The Member shall notify the Seller in advance of the time of any meter reading or test so that the Seller's representative may be present at such meter reading or test.
7.    RATE
A.    Class A Rate. Except as provided in Section 7D, the Member shall pay the Seller for all electric power and energy furnished under this Supplement and Amendment at the Seller's Class A Member rate, as the same may be modified from time to time in the

Seller's Class A Member Rate Schedule and on the terms and conditions set forth in this Supplement and Amendment.
B.     Board of Directors - Review of Rate. The Board of Directors of Seller, at such intervals as it shall deem appropriate but in any event not less frequently than once in each calendar year, shall review the rate for electric power and energy furnished hereunder and under similar contracts with other members and, if necessary, shall revise such rate so that it shall produce revenues which shall be sufficient, but only sufficient, with the revenues of Seller from all other sources, to meet the cost of the operation and maintenance (including, without limitation, replacement, insurance, taxes and administrative and general overhead expenses) of the generating plants, the transmission system and related facilities of Seller, the cost of any power and energy purchased for resale hereunder by Seller, the cost of transmission service, the cost of lease payments, interest expense and depreciation expense of Seller, and to provide for the establishment and maintenance of reasonable reserves. Seller shall cause a notice in writing to be given to Member and other members of Seller and the Administrator of the Rural Utilities Service which shall set out the proposed revisions of rate with the effective date thereof, which shall not be less than thirty (30) nor more than forty-five (45) days after the date of the notice, and shall set forth the basis upon which the rate is proposed to be adjusted and established. The Member agrees that the rate from time to time established by the Board of Directors of Seller shall be deemed to be substituted for the rate herein provided and agrees to pay for electric capacity and energy furnished by Seller to it hereunder after the effective date of any such revision at such revised rates; provided, however, that no such revision shall be effective unless approved by the Administrator of the Rural Utilities Service.
C.    Ancillary Services.
(1)    Seller shall provide ancillary services or pay for all ancillary service charges for load served by Seller under this Agreement, as provided for under the Seller's Policy for Payment of Ancillary Services for Member "All Requirements Deliveries" in effect on the date of execution of this Agreement, as revised by any subsequent amendments to such Policy.
(2)    To the extent the Member qualifies for services and/or payments per the Ancillary Services Policy, Seller shall pay Member for any excess energy supplied by GRE to Agralite, Meeker, Redwood or South Central at the GRE average quarterly composite power and energy rate for such power and energy.
D.    Exceptions to Class A Member Rate
(1)    Fixed Charge Components #1 and #2. Member shall be assessed a Fixed Charge Component #1 and a Fixed Charge Component #2 energy charge on all power delivered to Member for Agralite, Meeker, Redwood and South Central under this Supplement and Amendment to the Wholesale Power Contract. These energy charges shall be determined prior to the beginning of each year. These charges shall be determined by dividing the Fixed Charge Component #1 and Fixed Charge Component #2 by the projected energy sales to those Class A Members to which the rate applies, exclusive of load development and market-based energy sales. The resultant mills per kWh value shall be in effect for the subject year.
(2)    PCA. Member shall not receive any PCA credits provided through December 31, 2008.
(3)    Deferred Revenue Assessment. Seller shall assess an additional 2.0 mills per kWh on all energy sold hereunder through December 31, 2011.
(4)     Resource Assessment. Seller shall assess an additional 5 mills per kWh on all energy sold hereunder through April 30, 2024.
(5)    Parity Assessment. The Member shall pay a Parity Assessment of 3.0 mills/kWh on billed monthly energy for the period of May 1, 2009, to April 30, 2024; or in the alternate, the Member may elect by not later than April 1, 2009 to make a one-time payment to Seller by May 1, 2009. The one-time payment amount will be determined as follows:
Present Value of (Parity Assessment Rate X Forecasted kWh Sales) Where:

Present Value Discount Rate	=	6.85%

Parity Assessment Rate	=	3.00 mills/kWh

Projected kWh Sales	=	Forecast as of 1st Quarter 2009
The forecasted energy sales amount will be mutually agreed upon by the Member and Seller. Revenues from the Parity Assessment will not be eligible for patronage allocations. The Member may make individual elections for Agralite, Meeker, Redwood and South Central.
(6)    Electric Heat and Dual Heat Rates. If the Member's purchases for Agralite, Meeker, Redwood and South Central are expected to be less than 50% of Agralite, Meeker, Redwood and South Central's annual energy requirements, the following shall apply. The Member's electric heat demand credit and dual heat demand credit associated with Agralite, Meeker, Redwood and South Central shall not exceed 35% of the Seller's monthly base demand sales under this Supplement and Amendment; additionally, the sum of the Seller's electric heat energy and dual heat energy shall not exceed 35% of the Seller's monthly base energy sales under this Supplement and Amendment.
(7)    "Other Equity" Balance. The foregoing exceptions to the Class A Rate do not entitle the Member to any allocation or distribution of the Other Equity balance achieved prior to the execution of this Supplement and Amendment to Wholesale Power Contract, exclusive of adjustments to Other Equity for income tax.
(8)    New Service Area-Rate. In the event the Member proposes to serve areas within Agralite, Meeker, Redwood or South Central's historically defined service territory not served by Agralite, Meeker, Redwood or South Central as of the date of this Supplement and Amendment, the Member agrees that the rates described in Section

7 will not automatically be extended to loads served in the new area(s). The Seller will institute rates for this new area load comparable to other Members of the Seller with new area loads beyond their historically defined service territories.
8.    PATRONAGE
Patronage from Seller shall be based upon all revenue received from Member per this Supplement and Amendment, exclusive of the Parity Assessment.
9.    LOAD DETERMINATION
A.    Energy and Demand. The total energy and demand billed per this Supplement and Amendment shall be determined based upon the Load Metering Points. Per Seller's Class A Member Rate Schedule A provision on "Load Determination", the Rate Schedule terms "WD" and ' WE " shall be interpreted as follows:
"WD" = shall be defined as Monthly Firm Reportable Power.
"WE" - shall be defined as the Monthly Energy.
Note: This assumes the Agralite, Meeker, Redwood and South Central Western allocation is included in the Monthly Firm Reportable Power and the Monthly Energy.
B.    Date and Time of Peak Billing Demand. The date and time of the Member's 30-minute monthly peak demand under the Contract, excluding the deliveries under this Supplement and Amendment shall be used to determine the date and time of the Billing Demand under this Supplement and Amendment. The date and time of the billing demand determination will be re-evaluated and subject to change by Seller at such time as the total purchases of the Member per this Supplement and Amendment exceeds five percent (5%) of the Member's maximum annual peak demand. However, any change to the determination of demand billing will preserve reasonable comparability for the Member in relation to all other Sellers' members, including those members receiving all requirements service.
10.    LOAD FORECASTS
If requested by Seller, Member shall assist with day-ahead forecast of Agralite, Meeker, Redwood and South Central's load and projected load management.
11.    ENERGY SCHEDULING
Seller shall schedule the Monthly Energy in accordance with the GRE Policies and Procedures (Exhibit II). It is the intent of both the Seller and the Member to implement dynamic scheduling.
12.    SERVICES
Seller's financial compensation to Member associated with Touchstone Energy programs shall be per Board of Directors policy and with respect to the Agralite, Meeker, Redwood and South

Central cost shall be proportionate to the Seller's demand delivery to the Member for Agralite, Meeker, Redwood and South Central in relation to these four systems total demand.
13.    MAPP REPORTING
Seller shall report all Member load to MAPP or similar pool. Member shall assign to Seller the Member's scheduling rights of the Baseline Quantities. Member shall assign to the Seller the right to report to MAPP or similar pool the Monthly Firm Reportable Power as a firm capacity purchase from GRE. To satisfy MAPP firm power accreditation rules, Seller shall, at all times, have the right to schedule energy up to the amount of the Monthly Firm Reportable Power.
14.    EXHIBITS
Exhibits I through VI attached hereto and made a part hereof set forth provisions and conditions which may change from time to time:
Exhibit I: Amended and Restated Power Purchase Contracts between Agralite, Meeker, Redwood and South Central and GRE;
Exhibit II: GRE's Policies and Procedures under Amended and Restated Power Purchase Contracts;
Exhibit Ill: Agralite, Meeker, Redwood and South Central's Western Firm Electric Service Contracts;
Exhibit IV: Points of Delivery;
Exhibit V: Agralite, Meeker, Redwood and South Central's Transmission Service Agreements with GRE; and
Exhibit VI: Supplemental Wholesale Power Contracts between Member and Agralite, Meeker, Redwood and South Central.
The parties agree that these Exhibits shall remain in effect until superseded by a subsequent Exhibit executed by the parties.
15.    RURAL UTILITIES SERVICE APPROVAL
This Supplement and Amendment to the Wholesale Power Agreement and any amendments thereto shall become effective when approved in writing by the Administrator of the Rural Utilities Service.

Basin Electric Power Cooperative
(SEAL)	By:	/s/ Ronald R. Harper
	Name:	Ronald R. Harper
	Title:	CEO & General Manager

ATTEST:	/s/ Claire M. Olson
Name:	Claire M. Olson
Title:	Assistant Secretary

East River Electric Power Cooperative, Inc.
	By:	/s/ Wayne Wright
(SEAL)	Name:	Wayne Wright
	Title:	President

ATTEST:	/s/ James Ryken
Name:	James Ryken
Title:	Secretary-Treasurer

EXHIBIT IV
P0INTS OF DELIVERY

Interconnections
Substation	Voltage	Entity	Line	Breaker
Granite Falls	69 kV	Great River	Willmar	4352
Granite Falls	230 kV	Great River	Willmar	982
Granite Falls	115 kV	NSP	Minnesota Valley	1762
Granite Falls	115 kV	NSP	Marshall	1562
Granite Falls	230 kV	NSP	Panther	682
Granite Falls	230kV	NSP	Minnesota Valley	1082
Split Rock	345 kV	NSP	White	192/196
Split Rock	345kV	NSP	Sioux City	392/396
Sioux Falls	230kV	NSP	Split Rock	2882
Sioux Falls	115 kV	NSP	Lawrence	462
This Exhibit can be modified and/or substituted by mutual agreement in writing by the Parties.

Basin Electric Power Cooperative		East River Electric Power Cooperative
By:	/s/ Ronald R. Harper	By:	/s/ Jeffrey Nelson
Name:	Ronald R. Harper	Name:	Jeffrey Nelson
Title:	CEO & General Manager	Title:	General Manager
Date:	March 17, 2008	Date:	March 17, 2008

AMENDMENT NO. 1 TO
THE SUPPLEMENT AND AMENDMENT TO THE
WHOLESALE POWER CONTRACT
BY AND BETWEEN
BASIN ELECTRIC POWER COOPERATIVE AND
EAST RIVER ELECTRIC POWER COOPERATIVE, INC.
This Amendment 1 to the Supplement and Amendment to the Wholesale Power Contract is made this 4 day of February, 2010, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota, 58501 (Seller), a North Dakota electric power cooperative corporation, and East River Electric Power Cooperative, Inc., 121 SE First Street, PO Box 227, Madison, South Dakota, 57042 (Member), a South Dakota cooperative existing under the laws of the State of South Dakota.
WITNESSETH:
WHEREAS, Seller and Member entered into a certain Wholesale Power Contract dated April 5, 1962, as amended; and
WHEREAS, Seller and Member entered into a Supplement and Amendment to the Wholesale Power Contract dated March 17, 2008 (Supplement and Amendment to the Wholesale Power Contract), to provide for the sale of power to the Member to serve supplemental requirements of four new Member cooperatives: Agralite, Meeker, Redwood, and South Central; and
WHEREAS, the Supplement and Amendment to the Wholesale Power Contract provides that if Agralite, Meeker, Redwood, or South Central elect to reduce certain Baseline Quantities from Great River Energy, Seller, at its sole discretion, shall determine whether it will sell and deliver that additional power to the Member; and
WHEREAS, Agralite, Meeker, Redwood, and South Central have elected to reduce certain Baseline Quantities and the Seller has decided to sell that additional power to the Member under the terms specified in this Amendment;
NOW THEREFORE, in consideration of the mutual undertakings herein contained the Parties agree as follows:
1.    General.
Section 2 of the Supplement and Amendment to the Wholesale Power Contract is hereby amended to add Subsection E which shall read as follows:
E.    Effective May 1, 2010, Agralite, Meeker, Redwood, and South Central have elected to reduce the Baseline Quantities per Section 2.D(1). The Seller has

determined that it will sell and deliver up to this additional power to the Member per the following:
i)    The Seller shall sell and deliver to the Member and the Member shall purchase and receive from the Seller, Section 2.E. power for Member loads at the Rate specified in Section 7 to the extent Seller has the power available.
ii)    The power purchased by Member per Section 2.E. shall be as shown on Exhibit VII.
iii)    The power purchased by Member per Section 2.E. shall be deemed purchased prior to the purchase made by the Member per Section 2.A.
2.    Rate.
Section 7.A. of the Supplement and Amendment to the Wholesale Power Contract is hereby amended to read as follows:
A.    Except as provided in Sections 7.D. and 7.E., the Member shall pay the Seller for all electric capacity and energy furnished hereunder at the Seller's Class A Member rate, as the same may be modified from time to time in the Seller's Class A Member Rate Schedule and on the terms and conditions set forth in this Agreement.
Section 7.D. (6) of the Supplement and Amendment to the Wholesale Power Contract is hereby amended as follows:
(6)    Electric Heat and Dual Heat Rates. If the Member's purchases for Agralite, Meeker, Redwood, and South Central, including Section 2.E. purchases, are expected to be less than 50% of Agralite, Meeker, Redwood, and South Central's annual energy requirements, the following shall apply. The Member's electric heat demand credit and dual heat demand credit associated with Agralite, Meeker, Redwood, and South Central shall not exceed 35% of the Seller's monthly base demand sales under this Supplement and Amendment; additionally, the sum of the Seller's electric heat energy and dual heat energy shall not exceed 35% of the Member's monthly base energy sales under this Supplement and Amendment.
Section 7.E. of the Supplement and Amendment to the Wholesale Power Contract is hereby added as follows:
E.    Exception to Class A Member Rates/Power Sold per Section 2.E.
(1)    Fixed Charge Components #1 and #2. Member shall be assessed a Fixed Charge Component #1 and Fixed Charge Component #2 energy charge on all power delivered to Member for Agralite, Meeker, Redwood, and South Central per Section 2.E. These energy charges shall be determined prior to the beginning of each year. These charges shall be determined by dividing the Fixed Charge Component #1 and Fixed Charge Component #2 by the projected energy sales to those Class A members to which the rate applies, exclusive of load development and market-based energy sales. The resultant mills per kWh value shall be in effect for the subject year.
(2)    PCA. Member shall not receive the remaining value of the PCA credits accumulated as of December 31, 2009.
(3)     Resource Assessment. Seller shall assess a nine (9) mill per kWh surcharge on the Seller's total Section 2.E. power cost to the Member as set forth in this Section 7 - Rate. The term of the Resource Assessment shall begin with May 1, 2010 and continue through April 30, 2025.
(4)    "Other Equity" Balance. The foregoing exceptions to the Class A Rate do not entitle the Member to any allocation or distribution of the Other Equity balance achieved prior to execution of this Wholesale Power Contract, exclusive of adjustments to Other Equity for income tax.
3.    Exhibits.
Section 14 of the Supplement and Amendment to the Wholesale Power Contract is hereby amended to read as follows:
Exhibits 1 through VII attached hereto and made a part hereof set forth provisions and conditions which may change from time to time:

Exhibit I:	Amended and Restated Power Purchase Contracts between Agralite, Meeker, Redwood and South Central and GRE;

Exhibit II:	GRE's Policies and Procedures under Amended and Restated Power Purchase Contracts;

Exhibit Ill:	Agralite, Meeker, Redwood and South Central's Western Firm Electric Service Contracts;

Exhibit IV:	Agralite, Meeker, Redwood and South Central's Transmission Service Agreements with GRE; and

Exhibit V:	Points of Delivery;

Exhibit VI:	Supplemental Wholesale Power Contracts between Member and Agralite, Meeker, Redwood and South Central.

Exhibit VII:	Additional Power Purchased by Member
The parties agree that these Exhibits shall remain in effect until superseded by a subsequent Exhibit executed by the parties.
4.     Rural Utilities Service Approval.
This Amendment 1 to the Supplement and Amendment to the Wholesale Power Contract shall become effective when approved in writing by the Administrator of Rural Utilities Service.
Executed the day and year first above written.

Basin Electric Power Cooperative
(SEAL)	By:	/s/ Ronald R. Harper
	Name:	Ronald R. Harper
	Title:	CEO & General Manager

Attest:	/s/ Claire M. Olson
Name:	Claire M. Olson
Title:	Assistant Secretary

East River Electric Power Cooperative, Inc.
	By:	/s/ James Ryken
(SEAL)	Name:	James Ryken
	Title:	President

Attest:	/s/ Ervin Fink
Name:	Ervin Fink
Title:	Secretary

AMENDMENT NO. 2 TO
THE SUPPLEMENT AND AMENDMENT TO THE
WHOLESALE POWER CONTRACT
BY AND BETWEEN
BASIN ELECTRIC POWER COOPERATIVE AND
EAST RIVER ELECTRIC POWER COOPERATIVE, INC.
This Amendment 2 to the Supplement and Amendment to the Wholesale Power Contract is made this 30 day of January, 2015, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58503 (Seller), a North Dakota electric power cooperative corporation, and East River Electric Power Cooperative, Inc., 211 S. Harth Avenue, PO Box 227, Madison, South Dakota 57042 (Member) a South Dakota cooperative existing under the laws of the State of South Dakota.
WITNESSETH:
WHEREAS, Seller and Member entered into a certain Wholesale Power Contract dated April 5, 1962, as amended; and
WHEREAS, Seller and Member entered into a Supplement and Amendment to the Wholesale Power Contract dated March 17, 2008 (Supplement and Amendment to the Wholesale Power Contract), to provide for the sale of power to the Member to serve supplemental requirements of four new Member cooperatives: Agralite, Meeker, Redwood and South Central; and
WHEREAS, the Supplement and Amendment to the Wholesale Power Contract provides that if Agralite, Meeker, Redwood or South Central elect to reduce certain Baseline Quantities from Great River Energy, Seller, at its sole discretion, shall determine whether it will sell and deliver that additional power to the Member;
WHEREAS, by Amendment No. 1 dated February 4, 2010, Agralite, Meeker, Redwood and South Central elected to reduce certain Baseline Quantities and the Seller agreed to sell that additional power per specified terms; and
WHEREAS, Agralite, Meeker, Redwood and South Central have elected to further reduce certain Baseline Quantities and the Seller has decided to sell that additional power to the Member under the terms specified in this Amendment No. 2.

NOW THEREFORE, in consideration of the mutual undertakings herein contained, the Parties agree as follows:
1.    General.
Section 2 of the Supplement and Amendment to the Wholesale Power Contract is hereby amended to add Subsection F which shall read as follows:
F. Effective January 1, 2015, Agralite, Meeker, Redwood and South Central have elected to reduce the Baseline Quantities per Section 2.D(1). The Seller has determined that it will sell and deliver up to this additional power to the Member per the following:
i)    The Seller shall sell and deliver to the Member and the Member shall purchase and receive from the Seller, Section 2.F. power for Member loads at the Rate specified in Section 7 to the extent Seller has the power available.
ii)    The power purchased by Member per Section 2.F. shall be as shown on Exhibit VIII.
iii)    The power purchased by Member per Section 2.F. shall be deemed purchased prior to the purchase made by the Member per Section 2.A. and 2.E.
2.    Rate.
Section 7.A. of the Supplement and Amendment to the Wholesale Power Contract is hereby amended to read as follows:
A.    Except as provided in Sections 7.D., 7.E. and 7.F., the Member shall pay the Seller for all electric capacity and energy furnished hereunder at the Seller's Class A Member rate, as the same may be modified from time to time in the Seller's Class A Member Rate Schedule and on the terms and conditions set forth in this Agreement.
Section 7.D.4. is deleted effective January 1, 2016.
Section 7.D.(6) of the Supplement and Amendment to the Wholesale Power Contract is hereby amended to read as follows:
(6)    Electric Heat and Dual Heat Rates. If the Member's purchases for Agralite, Meeker, Redwood and South Central, including Section 2.E and Section 2.F. purchases, are expected to be less than 50% of Agralite, Meeker, Redwood and South Central's annual energy requirements, the following shall apply. The Member's electric heat demand credit and dual heat demand credit associated with Agralite, Meeker, Redwood and South Central shall not exceed 35% of the Seller's monthly base demand sales under this Supplement and Amendment; additionally, the sum of the Seller's electric heat energy and dual heat energy shall not exceed 35% of the Member's monthly base energy sales under this Supplement and Amendment.
Section 7.E(3) of the Supplement and Amendment to the Wholesale Power Contract is deleted effective January 1, 2016.

Section 7.F. of the Supplement and Amendment to the Wholesale Power Contract is hereby added to read as follows:
F.    Exception to Class A Member Rates/Power Sold per Section 2.F.
(1)    Fixed Charge Components #1 and #2. Member shall be assessed a Fixed Charge Component #1 and Fixed Charge Component #2 energy charge on all power delivered to Member for Agralite, Meeker, Redwood and South Central per Section 2.F. These energy charges shall be determined prior to the beginning of each year. These charges shall be determined by dividing the Fixed Charge Component #1 and Fixed Charge Component #2 by the projected energy sales to those Class A members to which the rate applies, exclusive of load development and market-based energy sales. The resultant mills per kWh value shall be in effect for the subject year.
(2)    "Other Equity" Balance. The foregoing exceptions to the Class A Rate do not entitle the Member to any allocation or distribution of the Other Equity balance achieved prior to execution of this Wholesale Power Contract, exclusive of adjustments to Other Equity for income tax.
3.    Future Retirements-Baseline Quantities.
Section 2 of the Supplement and Amendment to the Wholesale Power Supply is hereby amended to add Section G which shall read as follows:
G.    Member further agrees that all future reductions of the Baseline Quantities will be served by Basin Electric to the extent such power and energy is available. The Member's obligation to purchase all future reductions of the Baseline Quantities from Basin Electric is subject to two exceptions.
i.    In the event the Amended and Restated Power Purchase Contract (PPC) dated August 1, 2004 between Great River Energy and Agralite, or Meeker, or Redwood or South Central is terminated prior to December 31, 2045, the Member may purchase the amounts remaining in Baseline Quantities as of the date of termination of the PPC from power suppliers other than Basin Electric; and
ii.    Upon expiration of the PPC on December 31, 2045, the Member may purchase amounts remaining in the Baseline Quantities as of December 31, 2045 from power suppliers other than Basin Electric.

4.    Exhibits.
Section 14 of the Supplement and Amendment to the Wholesale Power Contract is hereby amended to read as follows:
Exhibits I through VIII attached hereto and made a part hereof set forth provisions and conditions which may change from time to time.

Exhibit I:	Amended and Restated Power Purchase Contracts between Agralite, Meeker, Redwood and South Central and Great River Energy;

Exhibit II:	GRE's Policies and Procedures under Amended and Restated Power Purchase Contracts;

Exhibit Ill:	Agralite, Meeker, Redwood and South Central's Western Firm Electric Service Contracts.

Exhibit IV:	Points of Delivery.

Exhibit V:	Agralite, Meeker, Redwood and South Central's Transmission Service Agreements with GRE;

Exhibit VI:	Supplemental Wholesale Power Contracts between Member and Agralite, Meeker, Redwood and South Central.

Exhibit VII:	Additional Power Purchased by Member (Per Section 2.E); and

Exhibit VIII:	Additional Power Purchased by Member (Per Section 2.F)
The parties agree that these Exhibits shall remain in effect until superseded by a subsequent Exhibit executed by the parties.
5.    Conflict.
To the extent they do not conflict with Amendment No. 2, the terms of the Wholesale Power Contract, as amended, shall remain in effect for the sale of this additional power.
6.    Rural Utilities Service Approval.
This Amendment No. 2 to the Wholesale Power Contract shall become effective when approved in writing by the Administrator of the Rural Utilities Service.
Executed the day and year first above written.

Basin Electric Power Cooperative
By:	/s/ Paul M. Sukut
Name:	Paul M. Sukut
Title:	CEO & General Manager

ATTEST
By:	/s/ Claire M. Olson
Name:	Claire M. Olson
Title:	Assistant Secretary

East River Electric Power Cooperative
By:	/s/ James Ryken
Name:	James Ryken
Title:	President

ATTEST
By:	/s/ Ervin Fink
Name:	Ervin Fink
Title:	Secretary

AMENDMENT NO. 3 TO
SUPPLEMENT AND AMENDMENT TO
THE WHOLESALE POWER CONTRACT
BY AND BETWEEN
BASIN ELECTRIC POWER COOPERATIVE
AND
EAST RIVER ELECTRIC POWER COOPERATIVE, INC.
This Amendment to Wholesale Power Contract is made as of this 25th day of September, 2015, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58503 (Seller), a North Dakota electric cooperative corporation. and East River Electric Power Cooperative. Inc., (Member), a South Dakota cooperative whose principal place of business is located at 211 S. Harth Avenue, Madison, South Dakota 57042-0227.
WITNESSETH:
WHEREAS, Seller and Member entered into a certain Supplement and Amendment dated March 17, 2008, to the Wholesale Power Contract dated April 5, 1962, as amended; and
WHEREAS, Seller is joining a Regional Transmission Organization (RTO) named the Southwest Power Pool (SPP) on October 1, 2015; and
WHEREAS, Seller intends to modify its transmission service obligations to pay all Federal Energy Regulatory Commission (FERC) pro forma wheeling assessments related to the Seller's power supply obligations; and
WHEREAS, Seller and Member are entering into this Amendment No. 3 to modify and define Seller's Points of Delivery to Member; and
WHEREAS, Seller is planning for the eventual retirement of its existing generation sources and replacement with new sources that will require substantial financing; and
WHEREAS, Member acknowledges that Seller and potential lenders are relying on the Wholesale Power Contract with Member, and similar commitments from other members, to purchase capacity and energy for their present and future load requirement as security for the financing of Seller's facilities; and
WHEREAS, Seller and Member are entering into this Amendment No. 3 to extend the term of the Amended and Supplemented Wholesale Power Contract.
NOW, THEREFORE, In consideration of the mutual undertakings herein contained, the parties hereby agree as follows:
I.    Section 2.G. of the Supplement and Amendment to the Wholesale Power Contract is hereby deleted and replaced with the following:
G.    Member further agrees that all future reductions of the Baseline Quantities will be served by Seller to the extent such power and energy is available. Seller has determined that it will sell and deliver this additional power to Member per the following:

i.    Seller shall sell and deliver to Member and Member shall purchase and receive from Seller, Section 2.G. power for Member loads at the Rate specified in Section 7 to the extent Seller has the power available.
ii.    The power purchased by Member per Section 2.G. shall be deemed purchased prior to the purchases made by Member per Section 2.A., 2.E., and 2. F.
iii.    Member's obligation to purchase all future reductions of the Baseline Quantities from Seller is subject to two exceptions.
a.    In the event the Amended and Restated Power Purchase Contract (PPC) dated August 1, 2004, between Great River Energy and Agralite, or Meeker, or Redwood, or South Central is terminated prior to December 31, 2045, Member may purchase the amounts remaining in the Baseline Quantities as of the date of termination of the PPC from power suppliers other than Seller; and
b.     Upon expiration of the PPC on December 31, 2045, Member may purchase amounts remaining In the Baseline Quantities as of December 31, 2045, from a power supplier other than Sellar.
II.    Section 4 of the Supplement and Amendment to the Wholesale Power Contract Is
hereby deleted and replaced with the following:
POINTS OF DELIVERY.
Seller shall deliver the electric power and energy at any of the following points of interconnection:
(a)    Per Exhibit IV.
(b)    Where SPP delivers electric power to the Midcontinent Independent System Operator (MISO).
(c)    Seller's generation within Member's system.
(d)    Member's interconnection with the MISO system.
Ill.    Section 5 of the Supplement and Amendment to Wholesale Power Contract shall be amended to add Subsection 5.C. to read as follows:
C.    Transmission Customer/Market Participant Change: In the event that Seller becomes the Transmission Service Customer and Market Participant with MISO on the behalf of Agralite, Meeker, Redwood, or South Central loads within the MISO footprint, the delivery points for the delivery of Seller power supply obligations as detailed In Section 4 of this Supplement and Amendment to the Wholesale Power Contract as amended shall automatically and immediately change to be the points where the Agralite, Meeker, Redwood or South Central electric system interconnects with the MISO transmission system. If and when Seller becomes the Transmission Service Customer and Market Participant with MISO, Member and Seller agree that

Amendment No. 3 (Basin/East River)	Page2

the Load Metering Points, as detailed In Section 6(A) of the Supplement and Amendment to the Wholesale Power Contract, shall be modified as necessary.
IV.    Section 7.A. of the Supplement and Amendment to the Wholesale Power Contract is hereby amended to read as follows:
A.    Class A Rate. Except as provided in Sections 7.D., 7.E., 7.F., and 7.G., Member shall pay Seller for all electric power and energy furnished hereunder at Seller's Class A Member rate, as the same may be modified from time to time In Seller's Rate Schedule "A" and on the terms and conditions set forth In this Supplement and Amendment.
V.    Section 7.D.(6) of the Supplement and Amendment to the Wholesale Power Contract is hereby amended to read as follows:
(6)    Electric Heat and Dual Heat Rates. If Member's purchases for Agralite, Meeker, Redwood, and South Central including Section 2.E, 2.F, and 2.G purchases are expected to be less than 50% of Agralite, Meeker, Redwood, and South Central's annual energy requirements, the following shall apply: Member's electric heat demand credit and dual heat demand credit associated with Agralite, Meeker, Redwood, and South Central shall not exceed 35% of Seller's monthly base demand sales under this Supplement and Amendment; additionally, the sum of Seller's electric heat energy and dual heat energy shall not exceed 35% of Member's monthly base energy sales under this Supplement and Amendment.
VI.    Section 7.G of the Supplement and Amendment to the Wholesale Power Contract Is hereby added to read as follows:
G. Exception to Class A Member Rates/power Sold per Section 2.G,
(1)    Fixed Charge Components #1 and #2. Member shall be assessed a Fixed Charge Component #1 and Fixed Charge Component #2 energy charge on all power delivered to Member for Agralite, Meeker, Redwood, and South Central per Section 2.G. These energy charges shall be determined prior to the beginning of each year. These charges shall be determined by dividing the Fixed Charge Component #1 and Fixed Charge Component #2 by the projected energy sales to those Class A members to which the rate applies, exclusive of load development and market-based energy sales. The resultant mills per kWh value shall be in effect fer the subject year.
(2)    “Other Equity" Balance. The foregoing exceptions to the Class A Rate do not entitle Member to any allocation or distribution of the Other Equity balance achieved prior to execution of this Wholesale Power Contract, exclusive of adjustments to Other Equity for Income Tax.
VII.    Effective Date: The terms of this Amendment No. 3 shall become effective October 1, 2015.

Amendment No. 3 (Basin/East River)	Page3

VIII.    This Amendment No. 3 is subject to the approval of the Administrator of the Rural Utilities Service.
(SEAL)

Attest:	/s/ Mark D. Foss	Basin Electric Power Cooperative
Name:	Mark D. Foss	By:	/s/ Paul Sukut
Title:	Assistant Secretary	Name:	Paul Sukut
		Title:	CEO & General Manager
(SEAL)

Attest:	/s/ Ervin Fink	East River Electric Power Cooperative, Inc.
Name:	Ervin Fink	By:	/s/ James Ryken
Title:	Secretary	Name:	James Ryken
		Title:	President

Amendment No. 3 (Basin/East River)	Page4

AMENDMENT TO
WHOLESALE POWER CONTRACT
BY AND BETWEEN
BASIN ELECTRIC POWER COOPERATIVE AND
EAST RIVER ELECTRIC POWER COOPERATIVE, INC.
This Amendment to Wholesale Power Contract is made as of this 25 day of September, 2015, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58503 (Seller), a North Dakota electric cooperative corporation, and East River Electric Power Cooperative, Inc. (Member), a South Dakota cooperative whose principal place of business is located at 211 S. Harth Avenue, Madison. South Dakota 57042-0227.
WITNESSETH:
WHEREAS, Seller and Member entered into a certain Wholesale Power Contract dated April 5, 1962. as amended; and
WHEREAS, Seller is joining a Regional Transmission Organization (RTO) named the Southwest Power Pool (SPP) on October 1, 2015; and
WHEREAS, Seller intends to modify its transmission service obligations to pay all Federal Energy Regulatory Commission (FERC) pro forma wheeling assessments related to the Seller's power supply obligations; and
WHEREAS. Seller and Member are entering into this Amendment to modify and define Seller's Points of Delivery to Member; and
WHEREAS, Seller is planning for the eventual retirement of its existing generation sources and replacement with new sources that will require substantial financing; and
WHEREAS, Member acknowledges that Seller and potential lenders are relying on the Wholesale Power Contract with Member, and similar commitments from other members, to purchase power and energy for their present and future load requirement as security for the financing of Seller's facilities; and
WHEREAS, Seller and Member are entering Into this Amendment to extend the term of their Wholesale Power Contract
NOW, THEREFORE, In consideration of the mutual undertakings herein contained, the parties hereby agree as follows;
I.    Section 2 of the Wholesale Power Contract shall be amended as follows:
Electric Characteristics and Delivery Point(s). Electric power and energy to be furnished hereunder shall be alternating current, three phase, sixty cycle. Seller shall deliver and

Member shall receive such power and energy from Seller at any of the following points of Interconnection:
a)    With the Southwest Power Pool.
b)    With Midcontinent Independent System Operator- Northern States Power Company dba Xcel Energy.
c)    With Midcontinent Independent System Operator - Otter Tail Power Company.
d)    With Midcontinent Independent System Operator - Montana Dakota Utilities Company.
e)    With Midcontinent Independent System Operator - MidAmerican Energy Company.
f)    Seller's generation within Member's system.
Member shall provide, or cause to be provided, necessary time registration metering for each Delivery Point used to determine Seller's power supply obligation to Member.
Seller and Member shall establish appropriate criteria to calibrate, read, and maintain this metering equipment
II.     Section 4 of the Wholesale Power Contract shall be amended as follows:
Rate- Member shall pay Seller for all electric power and energy furnished hereunder at the rates and on the terms and conditions set forth in Rate Schedule “A”, attached hereto and made a part hereof, as the same may be modified from time to time by Seller. The Board of Directors of Seller, at such intervals as it shall deem appropriate but in any event not less frequently than once in each calendar year, shall review the rate for electric power and energy furnished hereunder and under similar contracts with other members and, if necessary, shall revise such rate so that it shall produce revenues which shall be sufficient, but only sufficient, with the revenues of Seller from all other sources, to meet the cost of the operation and maintenance (including, without limitation, replacement. insurance, taxes, and administrative and general overhead expenses) of the generating plants, the transmission system, and related facilities of Seller, the cost of any power and energy purchased for resale hereunder by Seller, the cost of transmission service, the cost of lease payments. interest expense and depreciation expense or principal repayments of Seller, and to provide for the establishment and maintenance of reasonable reserves. Seller shall cause a notice in writing to be given to Member and other members of Seller and, so long as Seller is contractually obligated to do so, to the Administrator of the Rural Utilities Service which shall set out the proposed revisions of rate with the effective date thereof, which shall not be less than thirty (30) nor more than forty-five (45) days after the date of the notice, and shall set forth the basis upon which the rate Is proposed to be adjusted and established. Member agrees that the rate from time to time established by the Board of Directors of Seller shall be deemed to be substituted for the rate herein provided and agrees to pay for electric power and energy furnished by Seller to it hereunder after the effective date of any such revision at such revised rates; provided, however, that for so long as Seller is contractually required to receive such approval, no such revision shall be effective unless approved by the Administrator of the Rural Utilities Service.
111.    Section 10 of the Wholesale Power Contract as amended, is hereby amended by deleting the date December 31, 2058·, and substituting the date “December 31, 2075”.

Amendment to WPC (Basin/East River)	Page2

IV.    Effective Date: The terms of this Amendment shall become effective October 1, 2015.
V.     This Amendment Is subject to the approval of the Administrator of the Rural Utilities Service.
(SEAL)

Basin Electric Power Cooperative
Attest:	/s/ Mark D. Foss	By:	/s/ Paul Sukut
Name:	Mark D. Foss	Name:	Paul Sukut
Title:	Assistant Secretary	Title:	CEO & General Manager
(SEAL)

Attest:	/s/ Ervin Fink	East River Electric Power Cooperative, Inc.
Name:	Ervin Fink	By:	/s/ James Ryken
Title:	Secretary	Name:	James Ryken
		Title:	President

Amendment to WPC (Basin/East River)	Page3